SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     ----------------------------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             September 1, 2000
              Date of report (date of earliest event reported)


                     UNITED SHIPPING & TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Charter)


          UTAH                      000-28452                87-0355929
    (State or Other          (Commission File Number)      (IRS Employer
     Jurisdiction                                          Identification No.)
    of Incorporation)


      9850 51st Avenue, North, Suite 110, Minneapolis, Minnesota 55442
     -----------------------------------------------------------------
                  (Address of Principal Executive Offices)


                               (612) 941-4080
                               --------------
            (Registrant's telephone number, including area code)





ITEM 5.        Other Events.

        On September 1, 2000, United Shipping & Technology, Inc. (the "Company"), completed the sale of the shares and warrants described herein to TH Lee.Putnam Internet Partners, L.P. ("THLPIP"), TH Lee.Putnam Internet Parallel Partners, L.P.("THLPPIP", and collectively with THLPIP, "TH Lee Putnam"), THLi Coinvestment Partners LLC ("THLCP") and Blue Star I, LLC ("Blue Star", and collectively with THLPIP, THLPPIP and THLCP, "TH Lee"), together with the cancellation of the warrants described herein by TH Lee, under the terms of a Securities Purchase Agreement (the "Agreement") entered into between the Company and TH Lee as of September 1, 2000.

        Pursuant to the Agreement, the Company sold, as of September 1, 2000 (the "Initial Closing"), an initial tranche of 833,333 shares of its Series C Convertible Preferred Stock (the "Series C Preferred") to TH Lee, at a price of $6.00 per share, for an initial purchase price of $5,000,000 (the "Initial Purchase Price"), and agreed to sell a secondary tranche of 1,166,667 shares of its Series C Preferred to TH Lee, at a price of $6.00 per share, for an additional purchase price of $7,000,000 (the "Additional Purchase Price" and, together with the Initial Purchase Price, the "Purchase Price"). The sale of the secondary tranche of shares is scheduled to close on September 22, 2000 (the "Second Closing"), subject to customary closing conditions.

        The Company also issued TH Lee warrants to purchase shares of Series C Preferred, in exchange for TH Lee Putnam's agreement to cancel outstanding warrants to purchase shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred") issued pursuant to a securities purchase agreement dated May 15, 2000 (the "Initial Purchase Agreement"). At the First Closing, the Company issued TH Lee warrants (the "Series C Initial Warrants") to purchase 343,954 shares of Series C Preferred, in exchange for the cancellation of warrants issued to TH Lee Putnam under the Initial Purchase Agreement to purchase up to an aggregate of 452,901 shares of Series B Preferred for $9.00 per share (the "Series B Additional Warrants"). The Company also agreed, at the Second Closing, to issue TH Lee warrants (the "Series C Additional Warrants", and together with the Series C Initial Warrants, the "Series C Warrants") to purchase 481,530 shares of Series C Preferred in exchange for the cancellation of warrants issued to TH Lee Putnam under the Initial Purchase Agreement to purchase the number of shares of Series B Preferred equal to an aggregate of $30 million divided by the market price (a 45 day trailing average) of the Series B Preferred, exercisable at the market price as of the date of exercise. The exercise price of the Series C Warrants is $.01 and the term of the Series C Warrants expires on September 1, 2005.

        The shares of Series C Preferred are convertible into shares of the Company's common stock (or shares or units of any security into which the Company's common stock is changed). The conversion rate is 1:1, subject to adjustment to prevent dilution. The shares of Series C Preferred issued at the First Closing and to be issued at the Second Closing would have been, as of September 1, 2000, convertible into 2,000,000 shares of the Company's common stock, representing approximately 6% of the Company's common stock outstanding on a fully diluted basis (taking into account the cancellation of the Series B Additional Warrants).

        The holders of shares of Series C Preferred are entitled to vote on all matters submitted to the shareholders on an as-converted basis. For so long as 20% of the shares of Series C Preferred issued pursuant to the Agreement remain outstanding, the affirmative vote of the holders of two-thirds of the shares of Series C Preferred are required for the Company to (i) change the preferences, rights or powers of, increase or decrease the authorized number of, or issue additional shares of the Series C Preferred (or any class of stock that ranks prior to or equal with the Series C Preferred), (ii) change the Company's articles or bylaws, (iii) declare or pay dividends or distributions on, or repurchase or redeem, the Company's securities, other than (a) with respect to shares of Series C Preferred, (b) the repurchase of options or common stock under the Company's stock option plans, or (c) certain mandatory prepayments and repurchases required under the terms an outstanding note and warrant of the Company, (iv) merge or consolidate with, or transfer assets out of the ordinary course of business to, any person, (v) liquidate, dissolve or reorganize, or (vi) permit a lien on all or substantially all of the Company's property in excess of $5 million, other than in connection with refinancing the Company's existing debt.

        Shares of Series C Preferred receive dividends on an as-converted basis (other than dividends payable solely in shares of common stock), and have a per share liquidation preference of $6.00 (the "Liquidation Value"), plus all accrued and unpaid dividends. The Company is required to redeem any outstanding shares of Series C Preferred on August 31, 2006, at a price equal to the aggregate Liquidation Value, plus all accrued and unpaid dividends. The Company is required to offer to purchase any outstanding shares of Series C Preferred upon a Change of Control (as defined in the Certificate of Designation for the Series C Preferred) of the Company, at a price equal to the aggregate Liquidation Value, plus all accrued and unpaid dividends, in cash or shares of its common stock (or the securities of the entity into which its common stock became converted or was exchanged in connection with the Change of Control).

        The Company and TH Lee entered into an amended and restated registration rights agreement dated as of September 1, 2000 (the "Amended Registration Rights Agreement") and the Company and TH Lee Putnam cancelled a registration rights agreement they had entered into as of May 31, 2000. Pursuant to the Amended Registration Rights Agreement, the holders of a majority of (i) the Company's common stock issued upon the conversion of any shares of Series B Preferred and/or Series C Preferred issued or issuable to TH Lee pursuant to the Initial Purchase Agreement or the Agreement (whether held by TH Lee or any successors or assigns of TH Lee),
(ii) any other shares of the Company's common stock held by the persons referred to in clause (i), and (iii) any common stock issued or issuable with respect to the securities referred to in clauses (i) or (ii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (collectively, the "Registrable Securities") may request three (3) long-form registrations of the Registrable Securities. Each holder of Registrable Securities may request an unlimited number of short form registrations of its Registrable Securities; provided that the aggregate offering price of such Registrable Securities is equal to or greater than $1,000,000. The Registrable Securities also enjoy piggyback registration rights if the Company intends to register its other securities.

        The Company will use the Purchase Price primarily to meet certain of its working capital and other needs.

        The foregoing summaries of the Agreement, the Series C Warrants, the Series C Preferred and the Amended Registration Rights Agreement are qualified in their entirety by reference to the definitive forms of such instruments which have been filed as exhibits to this Form 8-K.


ITEM 7.        Exhibits.

     Exhibit No.      Description

        2.1 Securities Purchase Agreement among United Shipping & Technology, Inc., TH Lee.Putnam Internet Partners, L.P., TH Lee.Putnam Internet Parallel Partners, L.P., THLi Coinvestment Partners LLC and Blue Star I, LLC, dated as of September 1, 2000.

        3.1 Certificate of Designation of Preferences and Rights of Series C Convertible Preferred Stock and Articles of Amendment to the Restated Articles of Incorporation of United Shipping & Technology, Inc, dated as of August 30, 2000.

        4.1 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-7, issued September 1, 2000 by United Shipping & Technology, Inc. to TH Lee.Putnam Internet Partners, L.P. for 187,290 shares of Series C Preferred Stock at a price per share equal to $0.01.

        4.2 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-8, issued September 1, 2000 by United Shipping & Technology, Inc. to TH Lee.Putnam Internet Parallel Partners, L.P. for 142,042 shares of Series C Preferred Stock at a price per share equal to $0.01.

        4.3 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-9, issued September 1, 2000 by United Shipping & Technology, Inc. to THLi Coinvestment Partners LLC for 10,598 shares of Series C Preferred Stock at a price per share equal to $0.01.

        4.4 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-10, issued September 1, 2000 by United Shipping & Technology, Inc. to Blue Star I, LLC for 4,024 shares of Series C Preferred Stock at a price per share equal to $0.01.

        4.5 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-11, to be issued at the time of the Second Closing by United Shipping & Technology, Inc. to TH Lee.Putnam Internet Partners, L.P. for 262,204 shares of Series C Preferred Stock at a price per share equal to $0.01.

        4.6 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-12, to be issued at the time of the Second Closing by United Shipping & Technology, Inc. to TH Lee.Putnam Internet Parallel Partners, L.P. for 198,855 shares of Series C Preferred Stock at a price per share equal to $0.01.

        4.7 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-13, to be issued at the time of the Second Closing by United Shipping & Technology, Inc. to THLi Coinvestment Partners LLC for 14,837 shares of Series C Preferred Stock at a price per share equal to $0.01.

        4.8 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-14, to be issued at the time of the Second Closing by United Shipping & Technology, Inc. to Blue Star I, LLC for 5,634 shares of Series C Preferred Stock at a price per share equal to $0.01.

        10.1 Amended and Restated Registration Rights Agreement, among United Shipping & Technology, Inc., TH Lee.Putnam Internet Partners, L.P., TH Lee.Putnam Internet Parallel Partners, L.P., THLi Coinvestment Partners LLC and Blue Star I, LLC, dated as of September 1, 2000.

        10.2 Form of Stock Restriction Agreement, entered into as of September 1, 2000 between TH Lee.Putnam Internet Partners, L.P. and each of Peter Lytle, Tim Becker and Michael Harris.



                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2000                By:  /s/ Kenneth D. Zigrino
                                            -----------------------------
                                       Name:  Kenneth D. Zigrino
                                       Title: Vice President B Administration,
                                              General Counsel and Secretary


                             INDEX TO EXHIBITS


EXHIBIT NUMBER

       2.1 Securities Purchase Agreement among United Shipping & Technology, Inc., TH Lee.Putnam Internet Partners, L.P., TH Lee.Putnam Internet Parallel Partners, L.P., THLi Coinvestment Partners LLC and Blue Star I, LLC, dated as of September 1, 2000.

       3.1 Certificate of Designation of Preferences and Rights of Series C Convertible Preferred Stock and Articles of Amendment to the Restated Articles of Incorporation of United Shipping & Technology, Inc, dated as of August 30, 2000.

       4.1 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-7, issued September 1, 2000 by United Shipping & Technology, Inc. to TH Lee.Putnam Internet Partners, L.P. for 187,290 shares of Series C Preferred Stock at a price per share equal to $0.01.

       4.2 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-8, issued September 1, 2000 by United Shipping & Technology, Inc. to TH Lee.Putnam Internet Parallel Partners, L.P. for 142,042 shares of Series C Preferred Stock at a price per share equal to $0.01.

       4.3 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-9, issued September 1, 2000 by United Shipping & Technology, Inc. to THLi Coinvestment Partners LLC for 10,598 shares of Series C Preferred Stock at a price per share equal to $0.01.

       4.4 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-10, issued September 1, 2000 by United Shipping & Technology, Inc. to Blue Star I, LLC for 4,024 shares of Series C Preferred Stock at a price per share equal to $0.01.

       4.5 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-11, to be issued at the time of the Second Closing by United Shipping & Technology, Inc. to TH Lee.Putnam Internet Partners, L.P. for 262,204 shares of Series C Preferred Stock at a price per share equal to $0.01.

       4.6 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-12, to be issued at the time of the Second Closing by United Shipping & Technology, Inc. to TH Lee.Putnam Internet Parallel Partners, L.P. for 198,855 shares of Series C Preferred Stock at a price per share equal to $0.01.

       4.7 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-13, to be issued at the time of the Second Closing by United Shipping & Technology, Inc. to THLi Coinvestment Partners LLC for 14,837 shares of Series C Preferred Stock at a price per share equal to $0.01.

       4.8 Stock Purchase Warrant to Acquire Series C Preferred Stock, Certificate No. W-14, to be issued at the time of the Second Closing by United Shipping & Technology, Inc. to Blue Star I, LLC for 5,634 shares of Series C Preferred Stock at a price per share equal to $0.01.

       10.1 Amended and Restated Registration Rights Agreement, among United Shipping & Technology, Inc., TH Lee.Putnam Internet Partners, L.P., TH Lee.Putnam Internet Parallel Partners, L.P., THLi Coinvestment Partners LLC and Blue Star I, LLC, dated as of September 1, 2000.

       10.2 Form of Stock Restriction Agreement, entered into as of September 1, 2000 between TH Lee.Putnam Internet Partners, L.P. and each of Peter Lytle, Tim Becker and Michael Harris.